UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 14, 2002

VALLEY FINANCIAL CORPORATION

VIRGINIA	33-77568	54-1702380
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

36 Church Avenue, S.W.
Roanoke, Virginia 24011
(Address of principal executive offices)

(540) 342-2265
(Issuer’s telephone number, including area code)

Item 9.    Regulation FD Disclosure.

Valley Financial Corporation on November 14, 2002 furnished to the Securities and Exchange Commission the certification of its Chief Executive Officer and its Chief Financial Officer with respect to its Quarterly Report on Form 10-QSB for the period ended September 30, 2002, as required by the Sarbanes-Oxley Act of 2002. The form of certification is attached as Exhibit A hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION

Date: November 14, 2002	/s/ A. Wayne Lewis
A. Wayne Lewis, Executive Vice President

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EXHIBIT A

The undersigned, as the chief executive officer and chief financial officer of Valley Financial Corporation, certify that the Form 10-QSB for the quarter ended September 30, 2002, which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Valley Financial Corporation at the dates and for the periods indicated. The foregoing certification is made solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code and is subject to the knowledge and willfulness qualifications contained in Title 18, Chapter 63, Section 1350(c).

Dated: November 14, 2002

/s/ Ellis L. Gutshall
Chief Executive Officer

/s/ A. Wayne Lewis
Chief Financial Officer

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